PRODUCT INFORMATION NOTICE DATED SEPTEMBER 30, 2021
to the following variable annuity contracts
Talcott Resolution Life Insurance Company Separate Account Two
Huntington Director Outlook Series I/IR
Huntington Director Outlook Series II/IIR
Talcott Resolution Life Insurance Company Separate Account Three
Huntington Director M Outlook
Talcott Resolution Life Insurance Company Separate Account Seven
Huntington Personal Retirement Manager Series II
Huntington Personal Retirement Manager
Huntington Leaders Series II
Huntington Leaders Series III
Huntington Leaders Outlook Series IV
Huntington Leaders Outlook Series I/IR
This product information notice updates certain information for insurance products issued by Talcott Resolution Life Insurance Company
The Board of Trustees of Mutual Fund and Variable Insurance Trust has approved a Plan of Liquidation of the Rational Insider Buying VA Fund (the “Fund”) under which the Fund will be closed and liquidated on or about November 30, 2021, or earlier if all outstanding shares have been redeemed.
Effective on or about November 1, 2021, the Fund will no longer pursue its stated investment objective. Effective on or about that date, the Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed.
For Contract Owners not invested in the Fund:
Contract Owners not invested in the Fund need not take any action.
For Contract Owners invested in the Fund:
Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades after the close of business on November 26, 2021 (the “closing date”). You may transfer some or all of your Contract Value from the affected Fund to other investment options currently offered by your Contract. If you do not transfer your Contract Value from the affected Fund by the closing date, we will automatically transfer any of your Contract Value remaining in the Fund on the closing date to the Invesco V.I. Government Money Market Fund Sub-Account.
Also, effective as of the close of business on the closing date:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on November 30, 2021. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to November 30, 2021;
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Fund, the model will be automatically updated on the closing date to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made from the Invesco V.I. Government Money Market Fund Sub-Account within 60 calendar days after November 30, 2021, will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time. Contact your investment professional if you need advice on your unique financial situation.
This Product Information Notice Should Be Retained for Future Reference
HV-7867